Related Party Transactions	12 Months Ended
Dec. 31, 2020
Related Party Transactions [Abstract]
Related Party Transactions	Related Party Transactions
Apollo’s indirect subsidiary, Apollo Asset Management Europe PC LLP (“AAME”), serves as the investment manager for the Company and certain of the Company’s subsidiaries, and Apollo’s indirect subsidiary, Apollo Management Holdings, L.P. (“AMH”), provides the Company with management consulting services and advisory services.
Additionally, certain employees of Apollo and its affiliates serve on the Board.
A description of relationships we have with Apollo and its affiliates and transactions that have existed or that we have entered into with Apollo and its affiliates are described below.
Investment Management Relationships
AAME serves as the Company’s investment manager and the investment manager for certain of our subsidiaries, and provides centralized asset management investment advisory and risk services for the portfolio of our investments and investments of such subsidiaries pursuant to the investment management agreements (“IMAs”) that have been entered into with AAME.
In addition, pursuant to the IMAs, AAME may engage sub-advisors or delegates to provide certain of the investment advisory and management services to our subsidiaries. Such sub-advisors may include affiliates of AAME.
Under each of the IMAs, AAME will be paid an annual investment management fee (the “Management Fee”) which will be based on a cost-plus structure. The “cost” is comprised of the direct and indirect fees, costs, expenses and other liabilities arising in or otherwise connected with the services provided under the IMAs. The “plus” component will be a mark-up in an amount of up to 25% determined based on an applicable transfer pricing study. The Management Fee will be subject to certain maximum threshold levels, including an annual fee cap of 15 bps of the total amount of investable assets. Affiliated sub-advisors, including AMI and AMC, will also earn additional fees for sub-advisory services rendered.
During the year ended December 31, 2020, the Company recognized IMA fees of $5.3 million (2019 — $3.5 million), of which $2.1 million (2019 — $2.2 million) remains payable to AAME at year end.
Management Consulting Agreement
As previously disclosed, the Company entered into a Management Consulting Agreement, dated March 28, 2019 (the “Management Consulting Agreement”), with AMH. Pursuant to the Management Consulting Agreement, AMH will provide us with management consulting and advisory services related to the business and affairs of the Company and its subsidiaries and we will pay to AMH in consideration for its services under the Management Consulting Agreement an annual management consulting fee equal to the greater of (i) 1% of the consolidated net income of the Company and its subsidiaries for the applicable fiscal year, and (ii) $5 million.
During the year ended December 31, 2020, the Company recognized Management Consulting fees of $5.0 million (2019 — $4.4 million), of which none remains payable to AMH at year end (2019 — $1.3 million).
Other Payables to Related Parties
As at year end December 31, 2020, the Company had an intercompany payable balance of $14.4 million (2019 — $18.1 million), due to its parent, Highlands Bermuda Holdco, Ltd.